Exhibit 10.2

Document Number: TS-MA-GRE-034-01

6 February 2012

Paul Heath

Chief Operations Officer

Great South Land Minerals Limited

Level 3

65 Murray Street

Hobart  TAS  7000

RE: Terrex Change Order Proposal

Dear Paul,

Further to discussions between Malcolm Bendall and Joe Dwyer of our office, this letter is to set out a Change Order Proposal pursuant to Clause 4 of the Seismic Services Agreement dated 20 January 2012.

Following on from your request regarding Terrex’s crew standing down, our proposal is as follows:

•

Terrex will safely store its plant and equipment in Tasmania whilst GSLM finalise permitting.

•

Terrex’s Seismic personnel will be demobilised back to Brisbane – once off fee of $5,000

•

Terrex Spatial surveyors will be demobilised – once off fee of $1,000

•

Status will be reviewed at least weekly – GSLM to provide regular updates of permitting progress.

•

Terrex’s crew will be on stand-down awaiting permitting at a reduced fee of the working rate @. $4,100 per day

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If requested, Terrex can assist GSLM in their attempt to gain prompt permitting so that the seismic program can commence ASAP.  Terrex would provide the services of an experienced Operations Manager to assist GSLM ($1,200 per day plus expenses).

•

When permits are received Terrex Spatial will remobilise (once off fee of $1,000) followed by Terrex Seismic (once off fee of $5,000)

Please note that all of the points above are in additional to those items listed in Schedule B of the Agreement, and are exclusive of GST.

If this Proposal is acceptable to you, can you please acknowledge by arranging signing below and returning a copy to me at your earliest convenience.

Kind regards,

/s/ Matthew Wright

Matthew Wright

CFO & Company Secretary

Terrex Pty Ltd

A: LEVEL 4, 76 KINGS PARK ROAD, WEST PERTH WA 6005 P: PO BOX 1975, WEST PERTH WA 6872

T: 08 9235 4600 F: 08 9324 3640 E: info@terrexseismi c.com W: www.terrexsei smi c.com

ABN: 41 090 147 274. TERREX PTY. LTD TRADING AS “TERREX SEISMIC”

We accept the Change Order Proposal as detailed above and agree that this document constitutes an amendment to the Seismic Services Agreement between Terrex Pty Ltd and Great South Land Minerals Limited dated 20 January 2012 pursuant to Clause 4 of that Agreement.

Hereto signed for and on behalf of Great South Land Minerals Limited ABN 64 088 650 385

Malcolm Bendall, Director
Signature of Authorised representative

Malcolm R Bendall
Name (please print)

31/01/2012
Date (please print)

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